J.P. Morgan Healthcare Conference J a n u a r y 1 4 , 2 0 2 6

Safe Harbor Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this presentation are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this presentation. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. Non-GAAP Financial Measures The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The following financial data is presented on a non-GAAP basis, unless stated otherwise. The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has provided and will continue to provide certain non-GAAP financial measures which provide investors supplementary information helpful in understanding the Company’s underlying operating performance. We have modified our presentation of non-GAAP results and no longer exclude from adjusted results: (1) the cost of goods sold directly attributable to the Strategic Realignment Initiative; and (2) the associated approximate tax impact of this adjustment. These specific inventory expenses were previously excluded from adjusted results under the line item business transition and related costs in non-GAAP gross profit. The Company is making these changes to its presentation of non-GAAP financial measures following comments from, and discussions with, staff members of the U.S. Securities and Exchange Commission. The Company has presented the following non-GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: non-GAAP revenue (constant currency), non-GAAP revenue growth (constant currency), non-GAAP gross profit/margin %, non-GAAP SG&A expense, non-GAAP R&D expense, non-GAAP litigation settlements and awards, non-GAAP impairment charge, non-GAAP operating expense %, non-GAAP operating profit/margin %, non-GAAP non-operating income (expense), non-GAAP provision for income taxes, non-GAAP net income (loss), non-GAAP net income (loss) per share. These non-GAAP financial measures may also assist investors in making comparisons of the Company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at https://investor.masimo.com/overview/default.aspx to access Supplementary Financial Information. Forward-Looking Non-GAAP Financial Measures This presentation also includes certain forward-looking non-GAAP financial measures. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, we exclude the impact of certain charges related to acquisitions, integrations, divestitures and related costs; business transition and related costs; litigation related expenses and settlements; realized and unrealized gains or losses; tax related adjustments; and other adjustments. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management's plans may change. In addition, the Company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. These forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. 2

Global Leader in Patient Monitoring

Transforming Healthcare Through Relentless Innovation & Execution

200 million+ patients in 150+ countries
monitored each year using Masimo SET® technology

$1.5 billion+
FY2025E total revenue

350+
engineers worldwide

~2.6 million
installed base of technology boards and monitors(1)

Resilient global supply chain
California, Malaysia, Mexico, Saudi Arabia

Leading Monitoring Portfolio

80%+ Recurring Revenue

Large & Growing Installed Base

High Barriers to Entry

98%+ Renewal Rate

(1) Represents estimated installed base of non-invasive technology boards and instruments, excluding handheld and fingertip pulse oximeters, shipped over a rolling 10-year period ending September 30, 2025.

3

(1) Numbers shown are all Non -GAAP financials. Note: Growth rates and EPS based on preliminary 2025 financial results. Note: Operating margin reflective of guidance range reaffirmed on December 3, 2025. Long History of Driving Strong Financial Results Within Core Med Tech Business 2017 2025E $738 ~$1,523 Durable Revenue Growth (1) 9%+ CAGR 2017 2025E 18.6% 27.3% - 27.7% Incl. 110bps tariff impact Strong Margin Expansion (1) 870+ bps Significant EPS Growth (1) 2017 2025E $1.73 $5.55+ Incl. ~$0.22 tariff impact 15%+ CAGR Driven by Unique Business Model of 80%+ Recurring Revenue 4

Positioned to Succeed Long -Range Plan (Targets Through 2028) Note: Revenue growth excluding the impact of the 53 rd selling week in 2025. 7% –10% Revenue CAGR $8.00 Adj. EPS by 2028 ~$1B 2026 –2028 Cumulative Operating Cash Flow ~30% Operating Margin by 2028 World -class execution -oriented leadership team Targeted growth strategy in our core markets Refocused innovation to accelerate growth Market -leading growth in EPS and free cash flow Ready to execute into 2026 and beyond 5

NPI Up to 1 ppt Ad vanced Monitoring 2.5 –3.0 ppts Int’l Pulse Ox 1.75 –2.25 ppts US Pulse Ox 2.75 –3.75 ppts 6 Note: Revenue growth excluding the impact of the 53 rd selling week in 2025. Masimo Growth Pillars 7% –10% Masimo CAGR 2026 –2028 Elevate Commercial Excellence Proven Markets | Proven Technology | Proven Execution1 Elevate Commercial Excellence Proven Markets | Proven Technology | Proven Execution2 Accelerate US Pulse Ox Growth Accelerate US Pulse Ox Growth3 Increase International Pulse Ox Market Share Expand Advanced Monitoring 4 5 Execute New Product Launches

Significant Market Opportunity Across Large Key Markets

Long Runway for Masimo Share Capture in Core Markets			Market Expansion
$1.5B Market *3%–4% Annual Growth*	**~$800M Market** *6%–8% Annual Growth*	**~$2.5B Market** *5%–9% Annual Growth*	**~$2B TAM**
~45% opportunity	**~65%** opportunity	**~85%** opportunity	**98%+** opportunity
~55% Masimo share	**~35%** Masimo share	**~15%** Masimo share	
US Pulse Ox	**Int'l Pulse Ox**	**Advanced Monitoring**	**Continuous Monitoring**
~1.5x Market Rate *5%–7% Annual Growth*	***~1.5x Market Rate*** *10%+ Annual Growth*	***Grow to Match Pulse Ox Market Share Over Time*** *10%+ Annual Growth*	*Expansion Into Low-Acuity Monitoring (Curb-To-Curb)*

Masimo Growth Outlook

Ample Opportunity for Share Gains in Highly Profitable US and International Markets

Source: Management estimates.

7

Masimo

Building Upon Our Commercial Leadership Winning portfolio supported by real -world evidence Strengthening market -leading commercial channel and elevating marketing strategy Expansive installed base via OEM partnerships with high recurring revenue Deep customer relationships with 98%+ renewal rates Masimo’s Commercial Playbook 8

Winning Portfolio of Market-Leading Innovations

Hospitals Choose Masimo to Deliver Proven, Best-in-Class Patient Monitoring & Safety

MARKET SEGMENT	MARKET POSITION	MARKET PERFORMANCE	INNOVATION
 **SET Pulse Ox**	#1	• Best-in-class accuracy in motion + low perfusion • Used on 200M+ patients globally(1) • **Adopted by all top 10 US hospitals(2)**	2026/2027 Next-Gen Launch
 **CO-Oximetry* & Hemodynamics**	#2	• Continuous CO-Ox/Hemoglobin monitoring • LiDCO cardiac output integrated on Root® monitor • **Integrated data enables real-time DO_2 monitoring**	2026/2027 New Product Launch
 **Capnography**	#2	• Durable cannulas designed for patient comfort • Moisture-wicking technology extends cannula lifespan • **Complete portfolio offering + 3rd party connectivity**	2026 New Product Launch
 **SedLine + O3 Brain Monitoring**	#2	• Standard data acquisition on both sides of the brain • Supported by world-class evidence • **Only platform to offer total brain monitoring**	2026/2027 Next-Gen Launch
 **Hospital Automation**	--	• Remote monitoring + clinician notification • Strong evidence-based outcomes + cost savings • **Drives hospital costs down + workflow efficiencies**	2026/2027 Next-Gen Launch

(1) Estimate: Masimo data on file.
(2) Source: Newsweek World's Best Hospitals.
**E.g., SpHb, SpCO, SpMet*

9 Masimo®

Strengthening Market-Leading Commercial Channel


MASIMO
Commercial Engine

REFINING SALES MODEL

- **Unified** Sales Organization
- New **Commercial Leadership**
- **Expanded** Clinical Footprint

ESTABLISHED COMMERCIAL CHANNEL

- Massive **Installed Base**
- Deep **Customer Relationships**
- Excellent **Brand Recognition**

ENHANCED MARKETING CAPABILITY

- New **Talent**
- New **Strategic Advisory Boards**
- New **GTM* Model**

ENHANCED FIELD & MARKETING CAPABILITY



New Chief Commercial Officer



New Chief Marketing & Strategy Officer



New President, JPAC Region

Unified Sales Structure

- US Regional Leader
  - Acute Care
  - Capnography
  - Perioperative
  - Automation
  - Clinical

- **Decentralized,** regionally-led
- **Multi-specialty** team
- **Cross-selling** across portfolio

*"New Go to Market" launch planning model.

10 MASIMO

Installed Base via OEM Partnerships Creates Durable Revenue

MASIMO



Technology Boards

\+

MASIMO



Monitors

=

~2.6M shipped over last 10 years

PHILIPS

Sept. 2025: Multi-Year Partnership Renewal With Broadened Focus

GE HealthCare

NIHON KOHDEN

Dräger

ZOLL

stryker

Large and Growing Installed Base Creates High Recurring Revenue

90+ Strong OEM Partnerships Create High Barriers to Entry

New **Philips** Partnership With Equivalent Share Gain Opportunity

11 MASIMO

Deep Customer Relationships With 98%+ Renewal Rates

The Primary Pulse Oximetry at ***All 10 Top US Hospitals*** 10/10 Top U.S. Hospitals

Masimo Pulse Ox Triple Win

SAVES LIVES

- 0 preventable deaths or brain damage from OIRD[1]
- 80% reduction in the rate of ROP[2]

SAVES TIME

- 86% fewer false alarms[3]
- 60% reduction in rapid response team activations[4]

SAVES MONEY

- 50% reduction in unplanned ICU transfers[4]
- Blike study (2025) proves cost reduction[5]

LEADING CUSTOMER RETENTION, WIN-RATE AND COVERAGE

98%+

Customer **Retention** Over Past 10 Years

~90%

Win-Rate During Head-to-Head Clinical Evaluations

(1) McGrath S et al. Inpatient Respiratory Arrest Associated With Sedative and Analgesic Medications: Impact of Continuous Monitoring on Patient Mortality and Severe Morbidity. J Patient Saf. 2021; 17(8):557-561. DOI: 10.1097/PTS.0000000000000696.
(2) Castillo A et al. Prevention of Retinopathy of Prematurity in Preterm Infants through Changes in Clinical Practice and SpO_2 Technology. Acta Paediatr. 2011 Feb;100(2):188-92.
(3) Hay W et al. J Perinatol. 2002;360–366.
(4) McGrath S et al. Surveillance Monitoring Management for General Care Units: Strategy, Design, and Implementation. The Joint Commission Journal on Quality and Patient Safety. 2016 Jul;42(7):293-302.
(5) Blike et. al. J Patient Safety 2025.

12 Masimo

Meaningful Pipeline Delivering Innovations Our Customers Want

Wave 1
2025–2026

Elevate commercial excellence and new product launches

Consumables

Smart SedLine®



Smart SET™ OIRD

Monitors + Wearables



Radius VSM™

Wave 2
2026–2028

Accelerate intelligent monitoring and new product adoption



Smart SET™ Rhythm Detection
Smart SET™ PRD

Algorithm Additions:
- AFib Detection
- Predictive Respiratory Depression
- Oxygen Delivery

100K+ refresh opportunity



Next-Gen Root® H & L Acuity



Next-Gen Root® Vital Signs

Wave 3
2028+

Innovate & launch wearables across the portfolio



Algorithm Additions:
- Sepsis
- O3 Autoregulation
- Seizure Detection



Next-Gen Patient SafetyNet™



Next-Gen Wearables

13 Masimo®

Multi-Year Launch of New Pulse Ox Sensors Begins in 2026



Smart **SET™**

Opioid-Induced Respiratory Depression (OIRD)



US Launch Target: H1 2026*

- OIRD impacts **up to 46% of patients post-operatively**[(1)]
- AI-powered algorithm **predicts risk of OIRD**

Atrial Fibrillation (AFib)



US Launch Target: H2 2026*

- AFib impacts **20%–40% of patients post-cardiac surgery**[(2)]
- New algorithm detects **heart rhythm irregularities**

Predictive Respiratory Depression (PRD)



US Launch Target: 2028*

- Impacts over **33M+ patients annually**[(3)]
- AI-powered algorithm provides **early warning** of **respiratory depression**

*OEM integration 1-2 years post-launch.

(1) Khanna AK, et al. Prediction of Opioid-Induced Respiratory Depression on Inpatient Wards Using Continuous Capnography and Oximetry: An International Prospective, Observational Trial. Anesth Analg.2020 Oct;131(4):1012-1024.

(2) Eikelboom R, et al. Postoperative Atrial Fibrillation After Cardiac Surgery: A Systematic Review and Meta-Analysis. Ann Thorac Surg. 2021 Feb;111(2):544-554.

(3) Churpek et al., Causes, Diagnostic Testing, and Treatments Related to Clinical Deterioration Events Among High-Risk Ward Patients, Crit Care Explorer, 2024 Oct 1;6(10):e1161. doi: 10.1097/CCE.0000000000001161. with HCUP (NIS) 2022.

14

Masimo

Key Takeaways

- Finishing the year with a strong foundation to execute our long-range plan
- Accelerating growth over time through new product introductions
- Positioned to deliver meaningful growth, margin expansion and cash generation

Long-Range Plan (Targets Through 2028)

7%–10%
Revenue CAGR

~30%
Operating Margin by 2028

$8.00
Adj. EPS by 2028

~$1B
2026–2028 Cumulative Operating Cash Flow

Note: Revenue growth excluding the impact of the 53rd selling week in 2025.

15
Masimo

200M Patients and Counting…

17 Appendix

GAAP to Non-GAAP Reconciliations – Continuing Operations

(Unaudited; in millions, except per share data) (1),(2),(3)

	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024
GAAP revenue	$790.2	$858.3	$937.8	$1,143.7	$1,239.2	$1,340.3	$1,275.5	$1,395.2
Business transition and related costs	-	-	-	-	-	-	-	-
Other adjustments	(52.0)	(28.4)	(1.4)	-	-	-	-	-
Non-GAAP revenue	$738.2	$829.9	$936.4	$1,143.7	$1,239.2	$1,340.3	$1,275.5	$1,395.2
GAAP gross profit	$522.0	$574.9	$629.2	$743.1	$808.3	$867.8	$765.6	$794.3
Acquired tangible asset amortization	-	-	-	0.0	0.5	-	-	-
Acquired intangible asset amortization	0.5	0.5	0.5	1.2	2.4	2.3	1.9	1.8
Acquisitions, integrations, divestitures, and related costs	-	-	0.1	0.6	0.9	0.1	-	0.1
Business transition and related costs(4)	-	-	-	-	-	-	4.9	14.8
Other adjustments	(48.4)	(27.7)	(1.3)	-	3.4	-	4.7	2.5
Non-GAAP gross profit	$474.1	$547.6	$628.4	$744.9	$815.5	$870.2	$777.1	$813.6
GAAP operating profit	$183.8	$208.0	$221.2	$255.8	$275.8	$243.6	$166.0	$63.0
Acquired tangible asset amortization	0.0	-	-	0.0	0.5	-	-	-
Acquired intangible asset amortization	1.6	1.4	1.4	4.4	6.1	5.3	4.5	4.3
Acquisitions, integrations, divestitures, and related costs	-	-	3.3	3.8	3.1	23.4	6.5	20.1
Business transition and related costs	-	-	-	-	-	-	7.8	76.2
Litigation related expenses and settlements	-	0.4	-	5.9	16.1	49.0	93.8	103.5
Other adjustments	(48.4)	(27.7)	(1.3)	-	3.4	-	4.7	2.5
Non-GAAP operating profit	$137.0	$182.2	$224.7	$270.0	$304.9	$321.4	$283.3	$269.7
GAAP net income	$124.8	$193.5	$196.2	$240.3	$229.6	$170.5	$107.7	$16.2
Acquired tangible asset amortization	0.0	-	-	0.0	0.5	-	-	-
Acquired intangible asset amortization	1.6	1.4	1.4	4.4	6.1	5.3	4.5	4.3
Acquisitions, integrations, divestitures, and related costs	-	-	3.3	3.8	3.1	23.4	6.5	20.1
Business transition and related costs	-	-	-	-	-	-	7.8	76.2
Litigation related expenses and settlements	-	0.4	-	5.9	16.1	49.0	93.8	103.5
Other adjustments	(48.4)	(27.7)	(1.3)	-	3.4	-	4.7	2.5
Realized and unrealized gains or losses	0.3	2.0	0.6	(2.6)	1.9	1.6	8.8	4.4
Financing related adjustments	-	-	-	-	-	1.5	1.9	1.9
Tax impact of non-GAAP adjustments	16.1	5.5	(0.7)	(7.6)	(6.1)	(17.3)	(32.6)	(44.4)
Excess tax benefits from stock-based compensation	(39.2)	(22.0)	(15.7)	(30.2)	(16.4)	(2.4)	(2.9)	(5.7)
Tax related adjustments	41.4	(4.8)	-	-	-	-	(8.2)	-
Non-GAAP net income	$96.5	$148.4	$183.9	$214.0	$238.2	$231.6	$191.9	$178.9

Notes:

(1) *Totals may not foot due to rounding. Amounts may vary from amounts previously reported due to rounding conventions.*

(2) *The financial information reflects the continuing operations of Masimo's healthcare business. The sale of the Sound United business was completed on September 22, 2025; which was being classified as "held for sale" and reported in discontinued operations.*

(3) *Includes litigation expenses for certain matters: (i) all Apple litigation which is unique in nature and not indicative of the Company's on-going operating performance; and (ii) certain other litigation matters, which can vary in their characteristics, frequency and significant to our operating results.*

(4) *The Company has provided and will continue to provide certain non-GAAP financial measures which provide investors supplementary information helpful in understanding the Company's underlying operating performance. We have modified our presentation of non-GAAP results and no longer exclude from adjusted results: (1) the cost of goods sold directly attributable to the Strategic Realignment Initiative; and (2) the associated approximate tax impact of this adjustment. These specific inventory expenses were previously excluded from adjusted results under the line item business transition and related costs in non-GAAP gross profit. The Company made these changes to its presentation of non-GAAP financial measures following comments from, and discussions with, staff members of the U.S. Securities and Exchange Commission.*

18

Masimo

GAAP to Non -GAAP Reconciliations – Continuing Operations Notes: (1) Totals may not foot due to rounding. Amounts may vary from amounts previously reported due to rounding conventions. (2) The financial information reflects the continuing operations of Masimo’s healthcare business. The sale of the Sound United bu siness was completed on September 22, 2025; which was being classified as “held for sale” and reported in discontinued operation s. (3) Includes litigation expenses for certain matters: (i) all Apple litigation which is unique in nature and not indicative of th e C ompany’s on -going operating performance; and (ii) certain other litigation matters, which can vary in their characteristics, fre quency and significant to our operating results. (4) The Company has provided and will continue to provide certain non -GAAP financial measures which provide investors supplementary information helpful in understanding the Company’s underlying operating performance. We have modified our presentation of non -GA AP results and no longer exclude from adjusted results: (1) the cost of goods sold directly attributable to the Strategic Realignment Initiative; and (2) the associated approximate tax impact of this adjustment. These specific inventory expenses were previously excluded from adj usted results under the line item business transition and related costs in non -GAAP gross profit. The Company made these changes to its presentation of non -GAAP financial measures following comments from, and discussions with, staff members of the U.S. Securities and Exchange Commission. (5) Represents updated guidance provided November 4, 2025. Financial guidance includes forward -looking non -GAAP financial measures f or which reconciliations to the most directly comparable GAAP financial measures are not available without unreasonable effor ts. See “Forward -Looking Non - GAAP Financial Measures" within this earnings release, which identifies the information that is unavailable without unreasona ble efforts and provides additional information. It is probable that forward -looking non -GAAP financial measures may be materially different from the corresponding GAAP financial measures. Guidance includes the financial impact of one additional calendar week, which occurs every five or six ye ars based on Masimo’s 4 -4-5 fiscal calendar. The incremental revenue from the additional week is primarily offset by a variety of f actors including revenue lost from discontinued product lines at the end of 2024 and our shift to a distributor model in some international markets. Guidance al so includes the estimated financial impact of new tariffs, net of mitigation implemented to -date. The implementation of tariffs rem ains a dynamic and uncertain situation that could cause our actual results to be materially different from our projections and forecasts. (4) (Unaudited; in millions, except per share data) (1),(2),(3) FY 2025 Guidance FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Low High GAAP net income per diluted share $2.23 $3.45 $3.44 $4.14 $3.98 $3.09 $1.99 $0.30 Acquired tangible asset amortization 0.00 0.00 0.00 0.00 0.01 0.00 0.00 0.00 Acquired intangible asset amortization 0.03 0.03 0.03 0.08 0.11 0.10 0.08 0.08 Acquisitions, integrations, divestitures, and related costs 0.00 0.00 0.06 0.07 0.05 0.42 0.12 0.37 Business transition and related costs 0.00 0.00 0.00 0.00 0.00 0.00 0.14 1.40 Litigation related expenses and settlements 0.00 0.01 0.00 0.10 0.28 0.89 1.73 1.90 Other adjustments (0.87) (0.49) (0.02) 0.00 0.06 0.00 0.09 0.05 Realized and unrealized gains or losses 0.00 0.04 0.01 (0.05) 0.03 0.03 0.16 0.08 Financing related adjustments 0.00 0.00 0.00 0.00 0.00 0.03 0.03 0.03 Tax impact of non-GAAP adjustments 0.29 0.10 (0.01) (0.13) (0.11) (0.31) (0.60) (0.82) Excess tax benefits from stock-based compensation (0.70) (0.39) (0.27) (0.52) (0.28) (0.04) (0.05) (0.10) Tax related adjustments 0.74 (0.09) 0.00 0.00 0.00 0.00 (0.15) 0.00 Non-GAAP net income per diluted share $1.73 $2.65 $3.22 $3.69 $4.13 $4.20 $3.55 $3.29 $5.40 $5.55 Weighted average shares outstanding - Diluted 55.9 56.0 57.1 58.0 57.7 55.2 54.1 54.4 54.4 54.4 ,(5) 19